                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                        265,982.98
Available Funds:
  Contract Payments due and received in this period                                                                     3,978,792.70
  Contract Payments due in prior period(s) and received in this period                                                    669,117.91
  Contract Payments received in this period for next period                                                               131,565.92
  Sales, Use and Property Tax, Maintenance, Late Charges                                                                   83,227.89
  Prepayment Amounts related to early termination in this period                                                        2,446,827.22
  Servicer Advance                                                                                                        263,057.88
  Proceeds received from recoveries on previously Defaulted Contracts                                                           0.00
  Transfer from Reserve Account                                                                                             4,348.34
  Interest earned on Collection Account                                                                                     3,145.26
  Interest earned on Affiliated Account                                                                                       317.85
  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                   0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)              0.00
  Amounts paid under insurance policies                                                                                         0.00
  Any other amounts                                                                                                             0.00

                                                                                                                        ------------
Total Available Funds                                                                                                   7,846,383.95
Less: Amounts to be Retained in Collection Account                                                                        310,125.07
                                                                                                                        ------------
AMOUNT TO BE DISTRIBUTED                                                                                                7,536,258.88
                                                                                                                        ============


DISTRIBUTION OF FUNDS:

  1.        To Trustee -  Fees                                                                                                  0.00
  2.        To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                    669,117.91
  3.        To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                    a) Class A1 Principal and Interest                                                                          0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                                      0.00
                    a) Class A3 Principal (distributed after A2 Note matures) and Interest                              5,395,163.38
                    a) Class A4 Principal (distributed after A3 Note matures) and Interest                                508,746.22
                    b) Class B Principal and Interest                                                                     100,672.83
                    c) Class C Principal and Interest                                                                     201,815.62
                    d) Class D Principal and Interest                                                                     135,591.71
                    e) Class E Principal and Interest                                                                     176,441.85

  4.        To Reserve Account for Requirement per Indenture Agreement Section 3.08                                             0.00
  5.        To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                         30,594.78
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                       178,453.58
                    c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)              4,348.34
  6.        To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                     86,691.00
  7.        To Servicer, Servicing Fee and other Servicing Compensations                                                   48,621.66
                                                                                                                       -------------
TOTAL FUNDS DISTRIBUTED                                                                                                 7,536,258.88
                                                                                                                       =============

                                                                                                                       -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}                310,125.07
                                                                                                                       =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                      $4,104,190.93
     - Add Investment Earnings                                                                                              4,348.34
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                           0.00
     - Less Distribution to Certificate Account                                                                             4,348.34
                                                                                                                       -------------
End of period balance                                                                                                  $4,104,190.93
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $4,104,190.93
                                                                                                                       =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


III.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A
Notes

                    Pool A                              88,691,428.72
                    Pool B                              25,407,196.34
                                                        -------------
                                                                               114,098,625.06
Class A Overdue Interest, if any                                 0.00
Class A Monthly Interest - Pool A                          520,239.45
Class A Monthly Interest - Pool B                          149,031.61

Class A Overdue Principal, if any                                0.00
Class A Monthly Principal - Pool A                       4,183,520.71
Class A Monthly Principal - Pool B                       1,051,117.83
                                                        -------------
                                                                                 5,234,638.54
Ending Principal Balance of the Class A Notes
                    Pool A                              84,507,908.01
                    Pool B                              24,356,078.51
                                                        -------------          --------------
                                                                               108,863,986.52
                                                                               ==============



Interest Paid Per $1,000              Principal Paid Per $1,000           Ending Principal
Original Face $240,779,000            Original Face $240,779,000          Balance Factor
$        2.779607                                  $   21.740428                45.213240%


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                    Class A1                                           0.00
                    Class A2                                           0.00
                    Class A3                                  28,294,625.06
                    Class A4                                  85,804,000.00
                                                              -------------


Class A Monthly Interest                                                                114,098,625.06
                    Class A1 (Actual Number Days/360)                  0.00
                    Class A2                                           0.00
                    Class A3                                     160,524.84
                    Class A4                                     508,746.22
                                                              -------------

Class A Monthly Principal
                    Class A1                                           0.00
                    Class A2                                           0.00
                    Class A3                                   5,234,638.54
                    Class A4                                           0.00
                                                              -------------
                                                                                          5,234,638.54
Ending Principal Balance of the Class A Notes
                    Class A1                                           0.00
                    Class A2                                           0.00
                    Class A3                                  23,059,986.52
                    Class A4                                  85,804,000.00
                                                              -------------             --------------
                                                                                        108,863,986.52
                                                                                        ==============

Class A3

Interest Paid Per $1,000              Principal Paid Per $1,000           Ending Principal
Original Face $74,000,000             Original Face $74,000,000           Balance Factor
$        2.169255                                $    70.738359                 31.162144%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


V.   CLASS B NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class B
Notes
                    Pool A                             1,511,657.75
                    Pool B                               433,017.68
                                                       ------------
                                                                                 1,944,675.43

Class B Overdue Interest, if any                               0.00
Class B Monthly Interest - Pool A                          8,897.37
Class B Monthly Interest - Pool B                          2,548.67
Class B Overdue Principal, if any                              0.00
Class B Monthly Principal - Pool A                        71,310.01
Class B Monthly Principal - Pool B                        17,916.78
                                                       ------------
                                                                                    89,226.79
Ending Principal Balance of the Class B
Notes
                    Pool A                             1,440,347.74
                    Pool B                               415,100.90
                                                       ------------              ------------
                                                                                 1,855,448.64
                                                                                 ============

Interest Paid Per $1,000              Principal Paid Per $1,000           Ending Principal
Original Face $4,104,000              Original Face $4,104,000            Balance Factor
$        2.788996                     $               21.741421                 45.210737%


VI.   CLASS C NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class C
Notes
                    Pool A                          3,023,315.52
                    Pool B                            866,035.35
                                                    ------------
                                                                              3,889,350.87

Class C Overdue Interest, if any                            0.00
Class C Monthly Interest - Pool A                      18,160.05
Class C Monthly Interest - Pool B                       5,201.99
Class C Overdue Principal, if any                           0.00
Class C Monthly Principal - Pool A                    142,620.02
Class C Monthly Principal - Pool B                     35,833.56
                                                    ------------
                                                                                178,453.58
Ending Principal Balance of the Class C Notes
                    Pool A                          2,880,695.50
                    Pool B                            830,201.79
                                                    ------------              ------------
                                                                              3,710,897.29
                                                                              ============


Interest Paid Per $1,000              Principal Paid Per $1,000           Ending Principal
Original Face $8,208,000              Original Face $8,208,000            Balance Factor
$        2.846252                     $               21.741421                 45.210737%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


VII.   CLASS D NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class D Notes
                    Pool A                               2,015,543.68
                    Pool B                                 577,356.91
                                                         ------------
                                                                          2,592,900.59

Class D Overdue Interest, if any                                 0.00
Class D Monthly Interest - Pool A                           12,921.31
Class D Monthly Interest - Pool B                            3,701.34
Class D Overdue Principal, if any                                0.00
Class D Monthly Principal - Pool A                          95,080.02
Class D Monthly Principal - Pool B                          23,889.04
                                                         ------------
                                                                            118,969.06
Ending Principal Balance of the Class D Notes
                    Pool A                               1,920,463.66
                    Pool B                                 553,467.87
                                                         ------------     ------------
                                                                          2,473,931.53
                                                                          ============



Interest Paid Per $1,000              Principal Paid Per $1,000           Ending Principal
Original Face $5,472,000              Original Face $5,472,000            Balance Factor
$        3.037765                     $               21.741422           45.210737%


VIII.   CLASS E NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class E
Notes
                    Pool A                             2,519,429.59
                    Pool B                               721,696.14
                                                       ------------
                                                                               3,241,125.73

Class E Overdue Interest, if any                               0.00
Class E Monthly Interest - Pool A                         21,555.82
Class E Monthly Interest - Pool B                          6,174.71
Class E Overdue Principal, if any                              0.00
Class E Monthly Principal - Pool A                       118,850.02
Class E Monthly Principal - Pool B                        29,861.30
                                                       ------------
                                                                                 148,711.32
Ending Principal Balance of the Class E Notes
                    Pool A                             2,400,579.57
                    Pool B                               691,834.84
                                                       ------------            ------------
                                                                               3,092,414.41
                                                                               ============


Interest Paid Per $1,000              Principal Paid Per $1,000           Ending Principal
Original Face $6,840,000              Original Face $6,840,000            Balance Factor
$        4.054171                     $               21.741421                 45.210737%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE


Beginning Residual Principal Balance
                    Pool A                         3,024,495.46
                    Pool B                           866,584.31
                                                   ------------
                                                                             3,891,079.77

Residual Interest - Pool A                            23,781.13
Residual Interest - Pool B                             6,813.65
Residual Principal - Pool A                          142,620.02
Residual Principal - Pool B                           35,833.56
                                                   ------------
                                                                               178,453.58
Ending Residual Principal Balance
                    Pool A                         2,881,875.44
                    Pool B                           830,750.75
                                                   ------------              ------------
                                                                             3,712,626.19
                                                                             ============

X.   PAYMENT TO SERVICER



- Collection period Servicer Fee                                                              48,621.66
- Servicer Advances reimbursement                                                            669,117.91
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                             86,691.00
Total amounts due to Servicer                                                                804,430.57

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                    FOR THE PAYMENT DATE JANUARY 13, 2003


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
beginning of the related Collection Period                                                     100,785,870.70

Aggregate Discounted Contract Balance of Additional Contracts acquired during
Collection Period                                                                                        0.00

Decline in Aggregate Discounted Contract Balance                                                 4,754,000.81

Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                       -------------
at the ending of the related Collection Period                                                  96,031,869.89
                                                                                                =============

Components of Decline in Aggregate Discounted Contract Balance:
- Principal portion of Contract Payments and Servicer Advances                   2,384,949.88

- Principal portion of Prepayment Amounts                                        2,369,050.93

- Principal portion of Contracts repurchased under Indenture Agreement                   0.00
Section 4.02

- Aggregate Discounted Contract Balance of Contracts that have become
Defaulted
Contracts during the Collection Period                                                   0.00

- Aggregate Discounted Contract Balance of Substitute Contracts added during
Collection Period                                                                        0.00

- Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
during Collection Period                                                                 0.00
                                                                                 ------------
Total Decline in Aggregate Discounted Contract Balance                           4,754,000.81
                                                                                 ============

POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
beginning of the related Collection Period                                                      28,871,886.70

Aggregate Discounted Contract Balance of Additional Contracts acquired during
Collection Period                                                                                        0.00

Decline in Aggregate Discounted Contract Balance                                                 1,194,452.07

Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                       -------------
at the ending of the related Collection Period                                                  27,677,434.63
                                                                                                =============


Components of Decline in Aggregate Discounted Contract Balance:
- Principal portion of Contract Payments and Servicer Advances                 1,129,844.26

- Principal portion of Prepayment Amounts                                         64,607.81

- Principal portion of Contracts repurchased under Indenture Agreement                 0.00
Section 4.02

- Aggregate Discounted Contract Balance of Contracts that have become
Defaulted
Contracts during the Collection Period                                                 0.00

- Aggregate Discounted Contract Balance of Substitute Contracts added during
Collection Period                                                                      0.00

- Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
during Collection Period                                                               0.00
                                                                               ------------
Total Decline in Aggregate Discounted Contract Balance                         1,194,452.07
                                                                               ============
                                                                                               --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED                                123,709,304.52
COLLECTION PERIOD                                                                              ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A

                                                                                        Predecessor
                                            Discounted              Predecessor         Discounted
Lease #         Lessee Name                 Present Value           Lease #             Present Value
-------         -----------                 -------------           -----------         -------------
                NONE









                                                   -------                               -----
                                            Totals:  $0.00                               $0.00


a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $0.00
b) ADCB OF POOL A AT CLOSING DATE                                                        $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                    0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement section 7.02             $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
               YES                NO      X


       POOL B


                                                                                        Predecessor
                                            Discounted             Predecessor          Discounted
Lease #         Lessee Name                 Present Value          Lease #              Present Value
-------         -----------                 -------------          -----------          -------------
                NONE







                                                 ------                                 ------
                                         Totals:  $0.00                                 $0.00



a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                             $86,877,354.94
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                          0.00%


*ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
        YES                 NO    X

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                   FOR THE PAYMENT DATE JANUARY 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


      POOL A - NON-PERFORMING

                                                                                                  Predecessor
                                                                    Discounted      Predecessor   Discounted
Lease #        Lessee Name                                          Present Value   Lease #       Present Value
-------        -----------                                          -------------   -----------  --------------
1528-004       U.S. Neurological, Inc.                                $194,560.17      2042-202    $981,403.44
2826-001       Newark Health Imaging, L.L.C.                          $789,368.50
2875-008       MRI of River North, INC. et al                         $735,842.45      2314-004    $707,303.41
2709-202       Symmorphix, Inc.                                       $390,173.53      2041-201    $526,898.39
2712-201       Matric Semiconductor, Inc.                             $123,333.71      2041-202     $87,853.47
2712-202       Matric Semiconductor, Inc.                             $102,100.09
3323-001       Open MRI Ohio I Ventures L.L.C.                      $1,018,210.69      2659-001    $567,212.03
               Cash                                                   $116,213.37      2660-001    $567,212.03
3694-003       Community Radiology of Virginia, Inc.                  $607,349.06       973-021    $154,974.48
3698-002       Advanced Medical Imaging Center, Inc.                  $506,124.29       973-022     $31,639.99
3702-002       USDL Pittsburgh Inc & USDL Pittsburgh                $1,418,075.66       973-023     $49,476.32
               Holding
                                                                                        973-026     $56,668.18
                                                                                       1969-102    $487,002.62
                                                                                       2590-001  $1,261,454.31
                                                                                       1081-501    $326,796.30
                                                                                       1081-503    $124,052.91
                                                                    -------------                -------------
                                                          Totals:   $6,001,351.52                $5,929,947.88




a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                   5,929,947.88
b) ADCB OF POOL A AT CLOSING DATE                                                              $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          3.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
             YES              NO     X

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                          Predecessor
                                                                       Discounted            Predecessor  Discounted
Lease #        Lessee Name                                             Present Value         Lease #      Present Value
-------        -----------                                             -------------         -----------  -------------
3313-001       Open MRI Missouri Ventures, LLC                         $1,103,064.69           1004-501      $60,739.26
3313-003       Open MRI Missouri Ventures, LLC                         $1,035,735.31           1004-502      $60,739.26
3309-002       Open MRI Illinois Ventures, LLC                           $998,471.79           2786-001   $3,010,223.86
3702-005       USDL Pittsburgh Inc & USDL Pittsburgh                     $911,603.03           2140-501   $1,338,784.65
               Holding
3718-001       USD Dayton, Inc., and USD Dayton Holding                  $809,799.02           2445-002     $224,427.12
                                                                                               2671-001      $75,159.10
                                                                       -------------                      -------------
                                                          Totals:      $4,858,673.84                      $4,770,073.25


a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                   $4,770,073.25
b) ADCB OF POOL B AT CLOSING DATE                                                             $86,877,354.94
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        5.49%



*ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS


a) Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing  Agreement Section 7.02       $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
              YES               NO     X

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XV.    POOL PERFORMANCE MEASUREMENTS




 1.                 AGGREGATE DISCOUNTED CONTRACT BALANCE


CONTRACTS DELINQUENT > 90 DAYS                          TOTAL OUTSTANDING CONTRACTS


This Month                           821,322.72         This Month                              123,709,304.52
1 Month Prior                        519,991.48         1 Month Prior                           129,657,757.40
2 Months Prior                     4,657,811.76         2 Months Prior                          133,152,868.34

Total                              5,999,125.96         Total                                   386,519,930.26

A) 3 MONTH AVERAGE                 1,999,708.65         B) 3 MONTH AVERAGE                      128,839,976.75


c) a/b                                    1.55%


2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                  Yes     No X

3.   Restricting Event Check


     A. A Delinquency Condition exists for current period?                                        Yes     No X
     B. An Indenture Event of Default has occurred and is then                                    Yes     No X
        continuing?


4.   Has a Servicer Event of Default occurred?                                                    Yes     No X



5.   Amortization Event Check

     A. Is 1c > 8% ?                                                                              Yes     No X
     B. Bankruptcy, insolvency, reorganization; default/violation of
        any covenant or obligation  not remedied within 90 days?                                  Yes     No X
     C. As of any Determination date, the sum of all defaulted
        contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                               Yes     No X


6.       Aggregate Discounted Contract Balance at Closing Date                      Balance  $  273,612,728.90


DELINQUENT LEASE SUMMARY


Days Past Due           Current Pool Balance               # Leases
-------------           --------------------               --------
31 - 60                         2,630,282.70                  43
61 - 90                         1,123,036.78                  11
91 - 180                          821,322.72                  23


Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization